                                                                   EXHIBIT 10.13

                     Dated the     day of               1995
                     ---------------------------------------


                                    Between


                        FOUR MEDIA COMPANY ASIA PTE LTD


                                      And


                       THE HONGKONG AND SHANGHAI BANKING
                              CORPORATION LIMITED

                            ----------------------

                               DEED OF ASSIGNMENT

                            ----------------------


                                   LEE & LEE
                             ADVOCATES & SOLICITORS
                                   SINGAPORE

                                   CONTENTS
                                   --------

Clause                       Heading                         Page No.
------                       -------                         --------
   1       Purpose and Definitions                               1

   2       Assignment                                            3

   3       Undertakings                                          3

   4       Further Assurance                                     4

   5       Powers of The Bank                                    5

   6       Representations                                       5

   7       Appointment and Powers of Receiver                    6

   8       The Bank, Receivers and Purchasers                    6

   9       Power of Attorney                                     7

  10       Protections for The Bank and Any Receiver             8

  11       Continuing Security                                   8

  12       Set-Off                                               9

  13       Miscellaneous                                         9




Schedule
--------

  1        Powers of Receiver                                   11

  2        Form of Notice to MTV Asia LDC                       12

  3        Acknowledgement                                      13

THIS ASSIGNMENT is dated 22 February 1995 and made BETWEEN:



(1) FOUR MEDIA COMPANY ASIA PTE LTD a company incorporated in Singapore and having its registered office at 9 PENANG Road #13-21, Park Mall, Singapore 0923 (the "Borrower"); and

(2) THE HONG KONG AND SHANGHAIBANKING CORPORATION LIMITED a company incorporated in Hong Kong and having a place of business at 40-A Orchard Road #01-00, MacDonald House, Singapore 0923 (the "Bank").


WITNESSES as follows:

1.    PURPOSE AND DEFINITIONS
      -----------------------

1.01 Under the terms and subject to the conditions set out in a facility agreement dated 22 February 1995 entered into between the Bank and the Borrower, the Bank agreed to make available to the Borrower facilities of up to an aggregate principal amount of Singapore Dollars Sixteen Million Nine Hundred and Fifty Thousand (S$16,950,000-00) for the purposes stated therein.

1.02 Under the terms of such facility agreement, the execution and delivery of this Assignment is a condition precedent to the availability of the facilities.

1.03  In this Assignment:

      "Assigned Property" means all the assets assigned and/or charged to the Bank pursuant to Clause 2.01 hereof;

      "Bank" includes its successors in title and assigns;

      "CLPA" means the Conveyancing and Law of Property Act (Cap. 61);

      "Encumbrance" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement, right of set-off or security interest of any kind securing any obligation of any person or any other type of preferential arrangement (including without limitation title transfer and/or retention arrangements having a similar effect) but does not include liens arising in the ordinary course of trading by operation of law and not by way of contract;

      "Facility Agreement" means the facility agreement dated 22 February 1995 entered into between the Bank and the Borrower pursuant to which the Bank agreed on the terms and subject to the conditions therein set out to make available to the Borrower credit facilities of up to the aggregate principal sum of Singapore Dollars Sixteen Million Nine Hundred and Fifty Thousand (S$16,950,000-00));

      "MTV Asia LDC" means a company incorporated in Cayman Islands and having its registered office at Caledonian Bank & Trust Limited, P.O. Box 1043, Grand Cayman, Cayman Islands, B.W.I.;

       "MTV Contract" means the agreement entered or to be entered into between MTV Asia LDC and the Borrower under the terms of which the Borrower will, inter alia, make available to MTV Asia LDC its premises, crew members, certain equipment and production and/or post-production facilities in consideration of which MTV Asia LDC will, inter alia, pay to the Borrower a monthly fee;

       "Account" means an account opened or to be opened by the Borrower with the Bank;

       "Receiver" means any one or more receivers or receivers and managers appointed by the Bank in respect of the Assigned Property or any part thereof.

       "Secured Obligations" means all obligations or liabilities for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent and all other obligations and liabilities undertaken by the Borrower pursuant to or in connection with the Facility Agreement; and

       "Singapore Dollars" and "S$" mean the lawful currency of Singapore and (in respect of all payments to be made under this Assignment) immediately available and freely transferable funds.

1.04 Unless otherwise stated or otherwise so required, terms defined in the Facility Agreement have the same meanings where used in this Assignment.

1.05 Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Assignment.

1.06   In this Assignment unless the context otherwise requires:

       (a) references to Clauses and the Schedules are to be construed as references to clauses of, and the schedule to, this Assignment and references to this Assignment include the Schedules;

       (b) references to (or to any specified provision of) this Assignment or any letter or other document shall be construed as references to this Assignment, that letter or other document or that provision as in force for the time being and as amended supplemented or varied in accordance with the terms thereof or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Assignment or the relevant letter or document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Bank;

       (c) words importing the plural shall include the singular and vice versa; and

       (d) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof.


2.     ASSIGNMENT
       ----------

2.01 The Borrower as beneficial owner by way of security for the payment and discharge of the Secured Obligations hereby assigns and agrees to assign absolutely to the Bank all its present and future rights, title and interest in and to (i) all moneys from time to time payable under or contemplated by the MTV Contract) and (ii) the moneys from time to time standing to the credit of the Account (in each case) as a continuing security to the Bank for the performance by the Borrower of all its obligations under the Facility Agreement. Provided that the Borrower shall, until the occurrence of an Event of Default, be permitted to withdraw moneys from the Account for such purposes as it may deem fit so long as the amount remaining in credit in the Account immediately following each such withdrawal shall be not less than S$1,000,000.

2.02 Nothing in this Assignment shall impose on the Bank any obligation with respect to the Account or the MTV Contract. The Borrower shall remain fully responsible for the performance of all its obligations in relation thereto.

2.03 Upon payment and discharge in full of all moneys outstanding and all other liabilities and obligations owing or to be discharged the Bank shall (at the request and cost of the Borrower) re-assign the Assigned Property to the Borrower (or as it may direct).

3.     UNDERTAKINGS
       ------------

3.01 The Borrower undertakes with the Bank that, until the Secured Obligations have been paid and/or performed in full:

       (a) it will deposit with the Bank in undefaced condition and permit the Bank during the continuance of this security to hold and retain certified true copies of all depository receipts and all other documents relating to the Account and the MTV Contract including but not limited to all variations extensions or replacements from time to time made to any of such documents and pay to the Bank forthwith on receipt all moneys from time to time received under or by virtue of or arising out of or in connection with the Account or the MTV Contract;

       (b) it will produce to the Bank on request such information relating to the Account and the MTV Contract as the Bank may from time to time require;

       (c) it will duly and punctually perform and observe all the terms, conditions and obligations imposed upon it by the MTV Contract and the Facility Agreement and will use its best endeavours to procure that MTV Asia LDC shall perform its obligations under the MTV Contract;

       (d) it will forthwith notify the Bank of any claims, notices or other matters relating to or affecting the Account and/or the MTV Contract;

       (e) it will not vary, extend, release, determine or rescind the Account or the MTV Contract or grant time for payment or indulgence or compound with, discharge, waive, release, set-off or vary the liability of any other party thereto in any manner which might materially and adversely affect its ability to perform its obligations under the Facility Agreement and/or the Security Documents without the prior written consent of the Bank;

       (f) it will forthwith and from time to time whenever so required by the Bank provide irrevocable authority to MTV Asia LDC for the payment to the Account of all moneys due or owing in respect of the MTV Contract;

       (g) it will forthwith upon the execution of the MTV Contract or (as the case may be) this Assignment give to MTV Asia LDC notice of assignment in the form set out in Schedule 2 and other instructions as the Bank may reasonably require and will procure the delivery to the Bank within seven (7) days of the date of this Assignment an acknowledgment by MTV Asia LDC of receipt of such notice and its consent to this Assignment, such acknowledgment and consent to be in the form of the letter set out in Schedule 3;

       (h) it will forthwith upon receipt of any moneys pursuant to the MTV Contract pay the same into the Account or such other account as the Bank may from time to time specify;

       (i) it will not, save as contemplated by this Assignment, create or permit to arise, subsist or be extended, any Encumbrance over all or any part of the Account or the MTV Contract or any of its rights, title or interest therein or thereto;

       (j) it will not sell assign discount factor or otherwise dispose of the Account or the MTV Contract or attempt or agree so to do; and

       (k) it will not do or cause or permit to be done anything which may in any way depreciate jeopardise or otherwise prejudice the value of the rights of the Bank hereunder.


4.     FURTHER ASSURANCE
       -----------------

4.01 The Borrower shall at any time when required by the Bank execute such further

       Encumbrances and other documents in favour of the Bank as the Bank shall from time to time require for perfecting the Bank's title to or for vesting or enabling it to vest the full benefit of the assets hereby assigned in the Bank or its nominee or in any purchaser, such Encumbrances and other documents to be prepared by or on behalf of the Bank at the cost of the Borrower and to contain an immediate power of sale without notice, a clause excluding statutory restrictions on consolidation or exercise of powers of sale (in particular, Sections 21 and 25 of the CLPA) and such other provisions as the Bank may require.

4.02 The Borrower will do or permit to be done each and every act or thing which the Bank may from time to time require to be done for the purpose of enforcing the Bank's rights hereunder and will allow the name of the Borrower to be used as and when required by the Bank for that purpose.


5.     POWERS OF THE BANK
       ------------------

5.01 If any of the Secured Obligations is not paid or discharged when due or if requested by the Borrower, the Bank may without notice and without any statutory restriction (in particular the restrictions in Section 25 of the CLPA) and whether or not a Receiver shall have been appointed, exercise all the powers conferred upon mortgagees by the CLPA or otherwise in law or in equity as hereby varied or extended and all the powers and discretions hereby conferred either expressly or by inference on a Receiver including but without prejudice to the generality of the foregoing) full power to break, call in and withdraw the Account or otherwise to sell or dispose of the assets hereby assigned at such times in such manner and generally on such terms and conditions and for such consideration as the Bank may think fit with power to execute assurances and give effectual receipts and do all other acts and things necessary or desirable for completion of the withdrawal sale or other disposition and the application of all moneys received by the Bank under or in connection with the MTV Contract in or towards the payment or discharge of the Secured Obligations.

5.02 No restriction on consolidation of mortgages (in particular Section 21 of the CLPA) shall apply to this security or to any security given to the Bank pursuant to this Assignment.


6.     REPRESENTATIONS
       ---------------

       The Borrower represents and warrants to the Bank that:

       (a) the Borrower has absolute and beneficial title to the Account and the MTV Contract free from all mortgages, charges, claims, liabilities, disabilities or other encumbrances whatsoever; and

       (b) the Account and the MTV Contract are and will be (at all times prior to redemption of this Assignment) free and clear of all liens, claims, charges and encumbrances whatsoever arising from the acts or omissions of the Borrower, save as created by this Assignment.

 7.   APPOINTMENT AND POWERS OF RECEIVER
      ----------------------------------

7.01 If any of the Secured Obligations is not paid or discharged when due or if requested by the Borrower, the Bank may appoint any person to be a Receiver of the Assigned Property or any part thereof (with power to authorise any joint Receiver to exercise any power independently of any other joint Receiver) and may from time to time fix his or their remuneration and may remove any Receiver so appointed and appoint another in his place.

7.02 A Receiver shall be the agent of the Borrower and the Borrower shall be solely responsible for his acts or defaults and for his remuneration.

7.03 A Receiver shall have all the powers conferred from time to time on receivers by the CLPA, including those contained in Section 25 but excluding the restrictions in Sections 29(6) and 29(7), to do or omit to do anything which the Borrower could do or omit to do in relation to the Assigned Property or any part thereof. In particular (but without limitation) a Receiver shall have power to do all or any of the acts and things described in Schedule 1.


8.    THE BANK RECEIVERS AND PURCHASERS
      ---------------------------------

8.01 All moneys received by the Bank or by any Receiver pursuant to this Assignment shall be applied after the discharge of the remuneration and expenses of the Receiver and all liabilities having priority thereto by law in or towards satisfaction of such of the Secured Obligations and in such order as the Bank in its absolute discretion may from time to time decide.

8.02 No person shall be bound or concerned to see or enquire whether the right of the Bank or any Receiver to exercise any of the powers conferred by this Assignment has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers. Neither the Bank nor any Receiver shall be under any duty to make any enquiry as to the nature or sufficiency of any payment received by them or to make any claim or take any other action or do any deed, act or thing for the purposes of collecting any moneys or enforcing the Bank's rights in the Assigned Property nor shall they be under any liability to the Borrower for any damage occasioned by the exercise or the nonexercise of the powers conferred by this Assignment unless such damage is occasioned by the Bank's and/or the Receiver's own fraud or wilful default.

8.03 The Borrower undertakes with the Bank on demand to pay all costs, charges and expenses incurred by the Bank or by any Receiver which any of them shall properly incur in or about the enforcement, preservation or attempted preservation of this security or of the Bank's rights in the Assigned Property or any part thereof on a full indemnity basis, with interest at the rate described in the Facility Agreement. Any Receiver shall be entitled to remuneration appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted by the Receiver in accordance with the current practice of his firm.

8.04 Neither the Bank nor any Receiver shall be liable for any loss upon realisation in respect of the Assigned Property or any part thereof unless the same shall have been occasioned by its or his own fraud or wilful default.

8.05 The Borrower shall indemnify the Bank and any Receiver against all losses, actions, claims, expenses, demands or liabilities whether in contract, tort or otherwise now or hereafter incurred by any of them or by any manager, agent, officer or employee for whose liability, act or omission any of them may be answerable or (i) for anything done or omitted in the exercise or purported exercise of the powers herein contained unless the same shall have been occasioned by its or his own fraud wilful default or negligence or (ii) occasioned by any breach by the Borrower of any of its undertakings or other obligations to the Bank. The Borrower shall so indemnify the Bank and any Receiver on demand and shall pay interest on the sum demanded at the rate and otherwise on the terms set out in Clause 8.03.

8.06 Any sale or other disposition by the Bank or by any of its nominees or by a Receiver may be made upon such terms as the Bank or the Receiver may think fit.


9.    POWER OF ATTORNEY
      -----------------

9.01 The Borrower by way of security irrevocably appoints the Bank or the Bank's attorney or any of them or any person appointed by any of the Bank's attorneys and separately any Receiver or the Receiver's attorney to be its attorney in its name and on its behalf to execute and complete in favour of the Bank, any Receiver or their respective nominees or any purchaser any documents which the Bank or any Receiver may require for perfecting the title of the Bank, such Receiver or their respective nominees to the Assigned Property or any part thereof or for vesting the same in the Bank, such Receiver or their respective nominees or in any purchaser, and otherwise generally to sign, seal and deliver and otherwise perfect any Encumbrance referred to in Clause 4 and at any time after any of the Secured Obligations is not paid or discharged when due to exercise in such manner as the Bank may deem fit any right or power conferred on the Borrower by or in relation to the Assigned Property or any part thereof, to perform or enforce any of the Borrower's rights in relation to the moneys payable under or contemplated by the MTV Contracts, to pay any moneys due thereunder and to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the MTV Contract, to enforce any payment provision thereof, to give valid receipts and discharges, to endorse any cheque or other instrument or orders in connection therewith and generally to file any claim or take any action or institute any proceedings which to the Bank may seem to be necessary or advisable and to sign, seal and deliver all such deeds, assurances, agreements and documents and to do all such acts and things as may be required for the full exercise of all or any of the powers conferred on the Bank or a Receiver by this Assignment or which may be deemed expedient by the Bank or the Receiver in connection with any disposition, realisation or getting in by the Bank or such Receiver of the Assigned Property or any part thereof or in connection with any other exercise of any power hereunder. The Borrower hereby agrees to ratify allow and confirm whatsoever shall lawfully be done by any attorney by virtue of this Clause 9.

10.    PROTECTIONS FOR THE BANK AND ANY RECEIVER
       -----------------------------------------

10.01 The Bank and any Receiver appointed by the Bank is authorised to compromise or settle any dispute arising out of or in connection with the Assigned Property or any part thereof and to terminate or vary the payment provisions of the MTV Contract upon such terms as the Bank or such Receiver may see fit. The Borrower shall keep the Bank, its attorney(s) and any such Receiver and such Receiver's attorney(s) fully indemnified from any proceedings or actions, losses, claims, costs, demands and liabilities which may be suffered or incurred by the Bank, its attorney(s) or any such Receiver or such Receiver's attorney(s) under or by virtue of the Assigned Property or any action taken in relation thereto unless the same shall have been occasioned by the Bank's, its attorneys' and/or the Receiver's own fraud wilful default or negligence.

10.02 Neither the Bank nor any Receiver shall be under any duty to make any enquiry as to the nature or sufficiency of any payment received by them or to make any claim to take any other action or do any deed, act or thing to enforce any rights and benefits to or collect any moneys hereby assigned to the Bank or to which the Bank may at any time be entitled hereunder nor shall they be under any liability to the Borrower for any lawful damage occasioned by the exercise or the non-exercise of the powers conferred by this Assignment unless the same shall have been occasioned by the Bank's, its attorneys' and/or the Receiver's own fraud or wilful default.

 11.   CONTINUING SECURITY
       -------------------

11.01 This Assignment shall be a continuing security notwithstanding any settlement of account or other matter whatsoever and is in addition to and shall not merge with or otherwise prejudice or affect any contractual or other rights or remedies or any guarantee, indemnity or Encumbrance now or hereafter held by or available to the Bank and shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Bank now or hereafter dealing with, exchanging, releasing, realising, varying or abstaining from perfecting or enforcing any of the same or any rights which the Bank may now or hereafter have or giving any time for payment or indulgence or compounding with any other person liable.

 12.   SET-OFF
       -------

12.01 The Borrower authorises the Bank to apply without notice any credit balance (whether or not then due) to which the Borrower is then entitled on the Account or any account of the Borrower with the Bank at any of its branches in or towards satisfaction of any sum then due and payable from the Borrower to the Bank under this Assignment. For this purpose the Bank is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. The Bank shall not be obliged to exercise any right given to it by this Clause 12.01 which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).

 13.   MISCELLANEOUS
       -------------

13.01 No failure or delay by the Bank in exercising any right or remedy under this Assignment shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy. The remedies provided in this Assignment are cumulative and are not exclusive of any remedies provided by law. No right of the Bank under this Assignment may be waived except by an express waiver in writing.

13.02 This Assignment shall enure for the benefit of the Bank and its successors and assigns. The Borrower may not assign or transfer any of its rights or obligations under this Assignment. Any change in the constitution of the Bank or its absorption into, or amalgamation with, any other person or the acquisition of all or any part of its undertaking by any other person shall not in any way prejudice or affect its rights under this Assignment.

13.03 The Bank may disclose on a confidential basis to any person proposing to enter into a contractual relationship with the Bank in respect of this Assignment, such information about or relating to the Borrower (including details of the Borrower's account(s) with the Bank) as the Bank shall consider appropriate.

13.04 Each of the provisions of this Assignment are severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

13.05 Every notice request demand or other communication under this Assignment shall be given, and be deemed to have been received, in accordance with the provisions of Clause 13 of the Facility Agreement.

13.06 This Assignment shall be governed by and construed in accordance with the laws of Singapore.

IN WITNESS whereof this Assignment has been executed.

                                   SCHEDULE 1
                                   ----------


                               Powers of Receiver
                               ------------------


1. To take possession of, collect and get in the Assigned Property or any part thereof and all records, correspondence and other documents relating thereto; bring, defend or discontinue any proceedings or submit to arbitration in the name of the Borrower or otherwise as may seem expedient to him.

2. To perform, vary or cancel all obligations of the Borrower under or in respect of the Assigned Property or any part thereof on such terms as he may think fit without being responsible for any loss or damage unless such loss or damage is occasioned by his own fraud or wilful default.

3. To raise or borrow any money from or incur any other liability to the Bank or others on such terms with or without security as he may think fit, and so that any such security may be or include a charge on the whole or any part of the Assigned Property or any part thereof ranking in priority to this security or otherwise.

4. Without being subject to any statutory restrictions on his powers in any jurisdiction or the need to observe any statutory limitations in any jurisdiction including, without prejudice to the generality thereof, the restrictions imposed by Section 25 of the CLPA or the need to observe any of the provisions of Section 23 of the CLPA, to dispose of or deal with the Assigned Property or any part thereof or concur in so doing in such manner for such consideration and generally on such terms and conditions as he may think fit with full power to transfer or otherwise deal with the same in the name and on behalf of the Borrower or otherwise.

5. To promote the formation of companies with a view to the same purchasing or otherwise acquiring interests in the Assigned Property or any part thereof or otherwise on such terms, whether or not including payment by instalments secured or unsecured, as he may think fit.

6. To sign any document, execute any deed and do all such other acts and things as may be considered by him to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the security of the Bank and to sue in the name of the Borrower for all the purposes aforesaid.

                                  SCHEDULE 2
                                  ----------

                        Form of Notice to MTV Asia LDC
                        ------------------------------
                           (to be sent in duplicate)


To:     [Name and address of MTV Asia LDC]----------[Date]


Agreement dated
----------------------------------------

We refer to the above agreement (the "Agreement") made between ourselves (1) and yourselves (2).

Please note that we have assigned to The Hongkong and Shanghai Banking Corporation Limited ("HSBC") all our present and future rights, title and interest in and to all moneys from time to time payable under or contemplated by the Agreement. Accordingly, please ensure that payments due to us under the Agreement are paid to Four Media Company Asia Pte Ltd (A/C No._______) at [___].

The instructions contained in this letter are irrevocable unless HSBC gives its written consent to the contrary.

Please acknowledge receipt of this Notice by signing the enclosed duplicate copy and sending it to:

        The Hongkong and Shanghai Banking Corporation Limited
        40-A Orchard Road
        MacDonald House
        Singapore 0923

        Attention: [________________]



____________________________________
For and on behalf of
FOUR MEDIA COMPANY ASIA PTE LTD

c.c.    The Hongkong and Shanghai Banking Corporation Limited
        (Attention: [_______________])

                                  SCHEDULE 3
                                  ----------

                                ACKNOWLEDGEMENT
                                ---------------

                      [On the letterhead of MTV Asia LDC]

The Hongkong and Shanghai Banking Corporation Limited
40-A Orchard Road
MacDonald House
Singapore 0923
Attention: [______________________________]

                          Date ________________, 1995

Sirs:

                FOUR MEDIA COMPANY ASIA PTE LTD ("THE COMPANY")
                -----------------------------------------------

We hereby acknowledge receipt of a Notice of Assignment from the Company, a copy of which is attached and of the particulars of the rights, benefits and interests expressed to be assigned by the Assignment therein referred to and confirm that we:

consent to the assignment of all the Company's present and future rights, title and interest in and to all moneys from time to time payable under or contemplated by the agreement dated [_________] made between ourselves and the Company;

we have not give our consent for any prior charge, assignment or encumbrance of any of the rights, benefits and interests thereby stated to be assigned to you; and

will procure that payments are made to you in accordance with the authority and instruction contained in such Notice.

                               Yours faithfully
                       For and on behalf of MTV Asia LDC


                           -------------------------
                            (Authorised Signatory)